UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

ANAVEX LIFE SCIENCES CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37606	98-0608404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 5th Avenue, 20th Floor New York, NY USA		10111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-844-689-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVXL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 20, 2026, Anavex Life Sciences Corp. (the “Company”) received a delinquency notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s inability to timely file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 (the “Form 10-Q”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

The Notice has no immediate effect on the listing of the Company’s common stock, which continues to trade on The Nasdaq Global Select Market under the symbol “AVXL”.

As indicated in the Notice, the Company has until July 20, 2026, to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, it may grant an exception of up to 180 calendar days from the Form 10-Q’s due date, or until November 16, 2026, for the Company to regain compliance. If Nasdaq does not accept the Company’s compliance plan, the Company will have the opportunity to appeal the decision to a Nasdaq Hearings Panel.

The Company is working prudently to complete and file the Form 10-Q and submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1).

Item 8.01. Other Events.

On May 22, 2026, the Company issued a press release announcing the Company’s receipt of the Notice. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical in nature are forward-looking statements. These statements include, but are not limited to, statements relating to the Company’s plans to complete and file the Form 10-Q and to submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1). These statements are based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such forward-looking statements due to various factors, including, but not limited to, risks related to the Company’s ability to file the Form 10-Q and the Company’s ability to regain compliance with Nasdaq Listing Rule 5250(c)(1) and other the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and subsequent filings and furnishings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update these statements to reflect events or circumstances after the date hereof except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

Date: May 22, 2026	By:	/s/ Sandra Boenisch
Sandra Boenisch, CPA, CGA Principal Financial Officer, Treasurer